UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 643-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2013, Mondelēz International, Inc. held our annual meeting of shareholders in Skokie, Illinois. A total of 1,456,180,068 shares of our common stock, or 81.66% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 11 directors to each serve a one-year term until our 2014 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
Stephen F. Bollenbach	1,220,296,417	11,838,529	3,223,788	220,821,334
Lewis W.K. Booth	1,226,874,887	5,267,344	3,213,210	220,824,627
Lois D. Juliber	1,219,148,686	13,026,654	3,180,251	220,824,477
Mark D. Ketchum	1,212,901,930	19,213,901	3,239,318	220,824,919
Jorge S. Mesquita	1,228,485,525	3,646,380	3,224,763	220,823,400
Fredric G. Reynolds	1,228,516,380	3,609,656	3,228,118	220,825,914
Irene B. Rosenfeld	1,194,439,225	32,911,830	8,005,338	220,823,675
Patrick T. Siewert	1,225,895,902	6,224,469	3,233,940	220,825,757
Ruth J. Simmons	1,221,254,793	10,884,509	3,215,642	220,825,124
Ratan N. Tata	1,223,580,365	8,512,625	3,264,677	220,822,401
Jean-François M. L. van Boxmeer	1,219,111,776	13,050,136	3,196,533	220,821,623

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
959,259,762	263,433,757	12,663,138	220,823,411

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2013, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,432,763,623	16,374,764	7,040,990	691

4.	Our shareholders did not approve a shareholder proposal regarding a report on extended producer responsibility, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
104,715,196	994,642,505	135,992,456	220,829,911

5.	A shareholder proposal regarding a sustainability report on gender equality in our supply chain was withdrawn prior to the annual meeting. Consequently, the proposal was not presented for a vote at the annual meeting.

Other Matters:	Pursuant to the advance-notice requirement in our By-Laws, a shareholder proposal was raised from the floor of the annual meeting, regarding a sustainable forestry report. Our shareholders did not approve this shareholder proposal, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
2,065	1,456,177,602	401	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.
Date: May 22, 2013
/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary